United States
			Securities and Exchange Commission
				Washington, DC  20549


                     	SCHEDULE 14A
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                   SECURITIES EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]
FILED BY A PARTY OTHER THAN THE REGISTRANT [  ]

--------------------------------------------------------------------------

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12

              TELVUE CORPORATION
(Name of Registrant as Specified In Its Charter)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
    0-11.
1)  Title of each class of securities to which transaction applies:

2)  Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)  Proposed maximum aggregate value of transaction:

5)  Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)  Amount Previously Paid:

2)  Form, Schedule or Registration Statement No.:

3)  Filing Party:

4)  Date Filed:

 /PAGE
                            TELVUE CORPORATION
                       16000 HORIZON WAY, SUITE 500
                            MT. LAUREL, NJ  08054
                                (856) 273-8888

                NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD AT 10:00 A.M.,
                              June 16, 2005

To the Stockholders of Telvue Corporation:

	NOTICE IS HEREBY GIVEN THAT the Annual Meeting of the Stockholders of TelVue Corporation, a Delaware corporation ("TelVue"), will be held at the executive offices of TelVue located at 16000 Horizon Way, Suite 500, Mt. Laurel, NJ 08054 on June 16, 2005 at 10:00 A.M. for consideration of and action upon the following matters:

I.	Election of five (5) directors to hold office for the ensuing
	year and until their successors have been duly elected and qualified; and

II.	Such other matters as may properly come before the Annual
	meeting.

	The Board of Directors has fixed the close of business on April 27, 2005 as the Record Date for determination of holders of Common
Stock of TelVue entitled to notice of, and to vote at, the Annual
Meeting and any adjournments thereof. A list of stockholders and their stockholdings as of such Record Date will be available to all stockholders at the time and place of this meeting.

	THE ACCOMPANYING FORM OF PROXY IS SOLICITED BY THE BOARD OF
	DIRECTORS OF TELVUE.

	STOCKHOLDERS (WHETHER THEY OWN ONE OR MANY SHARES AND WHETHER THEY EXPECT TO ATTEND THE ANNUAL MEETING OR NOT) ARE REQUESTED TO VOTE,
SIGN, DATE AND RETURN PROMPTLY THE ACCOMPANYING PROXY IN THE
ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. A PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE (a) BY NOTIFYING THE SECRETARY OF TELVUE IN WRITING, (b) BY DELIVERING A DULY EXECUTED PROXY BEARING A LATER DATE, OR (c) BY ATTENDING THE ANNUAL MEETING AND VOTING IN PERSON.

                                    BY ORDER OF THE BOARD OF DIRECTORS:

                                    Irene A. DeZwaan, Secretary
April 28, 2005


                              TELVUE CORPORATION
                        16000 HORIZON WAY, SUITE 500
                             MT. LAUREL, NJ  08054
                                 (856) 273-8888

                                                DATED April 28, 2005

                              PROXY STATEMENT

	This Proxy Statement is furnished with the attached Notice of Annual Meeting and with the accompanying Proxy on or about April 28, 2005, to each stockholder of record of TelVue Corporation ("TelVue") at the close of business on April 27, 2005 ("Record Date"), in connection with the solicitation of proxies by the Board of Directors to be voted at the Annual Meeting of Stockholders of TelVue to be held on June 16, 2005 at 10:00 A.M. at the executive offices of TelVue located at 16000 Horizon Way, Suite 500, Mt. Laurel, NJ 08054, and at any adjournment or adjournments thereof for the purposes stated below. The form of Proxy is enclosed.

                         REVOCABILITY OF PROXY

	Subject to the conditions set forth elsewhere in this Proxy Statement, the shares represented by each executed Proxy will be voted at the Annual Meeting in accordance with the instructions given. If no instruction is given on the Proxy, the Proxy will be voted FOR the Board's nominees for director, and FOR any other matter properly presented for a vote at the meeting.

	Any Proxy given pursuant to this solicitation may be revoked at any time prior to its exercise by notifying the Secretary of TelVue in writing, by delivering a duly executed Proxy bearing a later date, or by attending the Annual Meeting and voting in person.

                    DISSENTER'S RIGHT OF APPRAISAL

	The matters submitted to the stockholders for their approval will not give rise to dissenter's appraisal rights under Delaware law.

                   PERSONS MAKING THE SOLICITATION

	The accompanying Proxy is being solicited on behalf of the Board of Directors of TelVue. In addition to mailing the proxy materials, solicitation may be made in person or by telephone or telegraph by directors, officers or regular employees of TelVue, none of whom will receive any additional compensation in connection with such solicitation. The expense of the solicitation of the Proxies for the Annual Meeting will be borne by TelVue. TelVue will request banks, brokers and other nominees to forward proxy materials to beneficial owners of stock held by them and will reimburse such banks, brokers and other nominees for their reasonable out-of-pocket expenses in doing so.

            VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

	Only stockholders of record as of the close of business on the Record Date will be entitled to vote on all matters presented for vote at the Annual Meeting. At the close of business on the Record Date, the total number of shares of TelVue's Common Stock outstanding was 24,857,274 shares. Each share of Common Stock will be entitled to either one vote per share or ten votes per share on all business to come before the Annual Meeting, as described below. In addition, on the Record Date there also were 3,518,694 shares of TelVue's Preferred Stock outstanding. The Preferred Stock does not have any voting rights until it is converted into Common Stock. The Preferred Stock is convertible at any time at the election of the holder into Common Stock at 6.667 shares of Common Stock for each share of Preferred Stock. At the Record Date, no shares of Preferred Stock had been converted into shares of Common Stock. The holders of a majority of the outstanding shares of each class entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum. If a broker that is a record holder of common stock does not return a signed Proxy, the shares of common stock represented by such Proxy will not be considered present at the meeting and will not be counted toward establishing a quorum. If a broker that is a record holder of common stock does return a signed Proxy, but is not authorized to vote on one or more matters, each such vote being a broker non-vote, the shares of common stock represented by such Proxy will be considered present at the meeting for purposes of determining the presence of a quorum. A plurality of the votes cast is required for the election of directors. Abstentions and broker non-votes will have no effect on the outcome of the election of directors.

	Article 17(f) of the Certificate of Incorporation provides that any shares of Common Stock not owned beneficially for two years or not received in the course of the original spin-off of TelVue from Science Dynamics Corporation, cannot be voted at their full voting power of ten votes per share unless the Board shall determine that the same were acquired neither for purposes adverse to the best interests of stockholders nor for purposes of disrupting the normal course of operations of TelVue. Stockholders wishing to have the holding period waived may make written application to the Board of Directors by sending their request at any time prior to the Annual Meeting to the Secretary of TelVue Corporation, 16000 Horizon Way, Suite 500, Mt. Laurel, New Jersey, 08054.

Security Ownership of Certain Beneficial Owners

	The following table sets forth, as of the Record Date, certain information with respect to each person who was known to TelVue to be a beneficial owner of more than five percent (5%) of TelVue's Common Stock.

      Name and Address of      Amount and Nature of     Percent
        Beneficial Owner       Beneficial Ownership   of Class (1)
-----------------------------------------------------------------------
H.F. (Gerry) Lenfest             67,931,746 (2)          86.8%
Five Tower Bridge, Suite 460
300 Barr Harbor Drive
West Conshohocken, PA
Chairman of the Board and Director

(1)	As of the Record Date, 24,857,274 shares of Common Stock were
	outstanding.

(2)	Includes 23,459,133 shares of Common Stock issuable upon
	conversion of Preferred Stock owned by Mr. Lenfest. Includes warrants to acquire up to 29,915,160 additional shares of Common Stock. Does not include undeclared and unpaid dividends on the Preferred Stock as of March 31, 2005, which may be converted into shares of Common Stock.

Security Ownership of Management

	The following table sets forth, as of the Record Date, certain information with respect to the Common Stock beneficially owned by the directors, named executive officers and a significant employee of TelVue and by all directors and named executive officers as a group, including a significant employee. The address of all directors and executive officers is c/o TelVue Corporation, 16000 Horizon Way, Suite 500, Mt. Laurel, NJ 08054.

Name and Address                Amount and Nature of     Percent
of Beneficial Owner             Beneficial Ownership   of Class (1)
-------------------------------------------------------------------

H.F. (Gerry) Lenfest                67,931,746 (2)         86.8%
Five Tower Bridge, Suite 460
300 Barr Harbor Drive
West Conshohocken, PA  19428
Chairman of the Board
and Director

Joseph M. Murphy                       425,000 (3)          1.7%
President, Chief Executive
Officer and Director

Frank J. Carcione                      467,500 (4)          1.8%
Director

Joy Tartar                              46,417               .2%
Director

Robert Lawerence                          -                  -
Director

Randy Gilson                           361,800 (5)          1.4%
Vice President of
Technical Services (5)

All Directors and Officers as       69,482,463 (2) (3)     88.1%
a Group(7 Persons)                             (4) (5) (6)


(1)	As of the Record Date, 24,857,274 shares of Common Stock were
	outstanding.

(2)	Includes 23,459,133 shares of Common Stock issuable upon
	conversion of Preferred Stock owned by Mr. Lenfest. Includes Warrants to acquire up to 29,915,160 additional shares of Common Stock. Does not include undeclared and unpaid dividends on the Preferred Stock as of March 31, 2005, which may be converted into shares of Common Stock.

(3)	Includes 265,000 shares issuable to Joseph Murphy upon
	exercise of vested stock options held by Mr. Murphy.

(4)	Includes 275,000 shares issuable to Frank Carcione upon
 	exercise of vested stock options held by Mr. Carcione.

(5)	Includes 100,000 shares issuable to Randy Gilson upon exercise
 	of vested stock options held by Mr. Gilson.   Mr. Gilson is a
	significant employee of TelVue. Mr. Gilson, 45, has been the Vice President of Technical Services since July 1993. Prior to this appointment, Mr. Gilson held positions of increasing responsibility since joining TelVue in 1986.

(6)	Includes 125,000 shares of Common Stock owned by Irene DeZwaan
	and 125,000 shares issuable upon exercise of vested stock options held by Ms. DeZwaan. Ms. DeZwaan, 41, has been the Controller, Treasurer and Secretary of TelVue since 1993.


                 Number of Securities    Weighted-Average        Number of
                   to be issued Upon     Exercise Price of      Securities
Plan Category   Exercise of Outstanding  Outstanding Options,   Remaining
                 Options, Warrants       Warrants and Rights  Available for
                     and Rights          Compensation Plans   Future Issuance
                                                               Under Equity
------------------------------------------------------------------------------
Equity
Compensation         1,626,667             $.048                7,846,250
Plans Approved
By Security Holders

Equity
Compensation            (a)                 (a)                    (a)
Plans Not Approved
By Security Holdrs

Total                1,626,667             $.048                7,846,250


(a)	In December 1997, the Company adopted a director compensation
	plan. Under this plan, each non-employee director, other than the majority stockholder, is compensated $500 for each meeting attended by receiving shares of Common Stock issued at the higher of per share fair market value of the Common Stock as of the Board of Directors meeting date or $.05 per share.

					    PROPOSAL 1
                             ELECTION OF DIRECTORS

	Five (5) directors will be elected to hold office subject to the provisions of TelVue's by-laws until the next Annual Meeting of Stockholders, and until their respective successors are duly elected and qualified. A plurality of the votes cast is required for the election of directors. Abstentions and broker non-votes will have no effect on the outcome of the election of directors. The following table sets forth the name, age, position with TelVue and respective director service dates of each person who has been nominated to be a director of TelVue:

     Name                  Age        Position(s)           Director
                                     With TelVue             Since
------------------------------------------------------------------------

H. F. (Gerry) Lenfest      74     Chairman and Director      1989

Joseph M. Murphy           51     President, Chief           1997
                                  Executive Officer
                                  and Director

Frank J. Carcione          64     Director                   1990

Joy Tartar                 42     Director                   2001

Robert Lawrence            46     Director                   2004


	The Board of Directors has unanimously recommended the slate of nominees for election as directors at the Annual Meeting. The Board of Directors recommends that the stockholders vote FOR the election of the entire slate of nominees.

Principal Occupation of the Director Nominees

	H. F. Lenfest has been a director of TelVue since 1989. Mr. Lenfest has interests in various privately held companies and has been the Chairman of the Lenfest Group, LLC since January 2000. From 1974 until January 2000, Mr. Lenfest was the President, CEO and a director of Lenfest Communications, Inc. and each of its subsidiaries. Lenfest
Communications, Inc. and its subsidiaries were engaged in operating cable television systems, and providing cable advertising and programming. Mr. Lenfest has been a director of Environmental Tectonics Corporation since March 2003.

	Joseph M. Murphy has been a director of TelVue since 1997. On January 1, 2005, Mr. Murphy was appointed to the position of President and Chief Executive Officer of TelVue. Mr. Murphy held the position of Executive Vice President of Sales and Operations of TelVue from September 1994 through December 31, 2004 and also the position of Division President of Source Communications Group ("Source") from March 2001 through December 31, 2004. Prior to these appointments, Mr. Murphy had been the Vice President of Sales since joining TelVue in 1986 through August 1994.

	Frank J. Carcione has been a director of TelVue since 1990. From May 1991 through December 31, 2004, Mr. Carcione was the President and Chief Executive Officer of TelVue. Mr. Carcione retired from this position on January 1, 2005. Mr. Carcione held the position of Executive Vice President of TelVue from May 1990 through May 1991.
From August 1989 to May 1990, he held the position of Vice President (marketing, sales, pay-per-view and franchise relations) with Garden State Cablevision, L.P., a New Jersey cable television operator and an affiliate of The Lenfest Group of companies. From November 1980 until August 1989, he held the same position with New York Times
Cable TV, the predecessor to Garden State Cablevision, L.P.

	Joy Tartar, CPA, has been a director of TelVue since 2001. She has been the Chief Financial Officer for the Lenfest Group, LLC since January 2000. From January 1996 through December 1999, Ms. Tartar was the Vice President of Finance for Radius Communications, a cable advertising and sales company serving the greater Philadelphia and Harrisburg, PA areas, and a former subsidiary of Lenfest Communications, Inc. From January 1994 through December 1995, Ms. Tartar was the Controller for Starnet, Inc., a national satellite distributor of cable programming and digital video, and a former subsidiary of Lenfest Communications, Inc.

	Robert Lawrence has been a director of TelVue since 2004. He has been the Senior Vice President of Operations of StarNet LP, a national satellite distributor of cable programming and digital video, and a former subsidiary of Lenfest Communications, Inc., since October 2003. One of the limited partners in StarNet, LP is H.F. Lenfest. Mr. Lawrence worked as a consultant from June 2000 to October 2003. From 1996 to June 2000, Mr. Lawrence was the Executive Vice President of Suburban Cable, a subsidiary of Lenfest Communications, Inc. Prior to this appointment, Mr. Lawrence held various positions with increasing responsibility since joining Suburban Cable in 1978.

Meetings of the Board of Directors and Committees

	The Board of Directors held three meetings during the year ended December 31, 2004, and acted by unanimous consent on several other occasions during 2004. All directors attended 100% of the Board meetings except Robert Lawrence who attended none of the meetings and Neil Heller who attended 67% of the meetings. Neil Heller resigned from the Board of Directors in September 2004 and was replaced by Robert Lawrence in October 2004. All members of the Board of Directors are strongly encouraged, but not required, to attend TelVue Corporation's annual meeting of stockholders.

	The employee directors of TelVue receive no compensation for serving as directors. Non-employee directors (other than H.F. Lenfest) receive
$500 paid in shares of common stock of TelVue for each meeting of the Board attended. H.F. Lenfest receives no compensation for serving as a director.

	TelVue has a standing Audit Committee consisting of two members, Joy Tartar and Robert Lawrence. Neil Heller was a member of the Audit
Committee until he resigned from the TelVue Board of Directors in September 2004. Mr. Lawrence assumed Mr. Heller's position on the Audit Committee in October 2004. The Board of Directors has determined that Joy Tartar, the Chairman of the Audit Committee is independent (as that term is defined by Rule 4350(d) of the Nasdaq Stock Market, Inc.'s audit committee independence rules (as currently in effect)). Joy Tartar possesses the attributes of an audit committee financial expert (as that term is defined in Item 401(e)(2) of Regulation S-B of the regulations promulgated by the Securities and Exchange Commission ("SEC" and the Board of Directors and has, therefore, designated her as the Audit Committee financial expert. The Audit Committee is responsible for monitoring the integrity of TelVue's financial reporting process and systems of internal controls for finance, accounting and regulatory compliance and reviewing the independence and performance of TelVue's independent auditors and internal auditing functions, and related matters. There were four meetings of the Audit Committee in 2004. TelVue has not adopted an audit committee charter. The Stock Option Committee consists of Joy Tartar and Robert Lawrence. Neil Heller was a member of the Stock Option Committee until he resigned from the TelVue Board of Directors in September 2004.
Mr. Lawrence assumed his position on the Stock Option Committee. One meeting of the Stock option Committee was held in 2004. TelVue does not have a standing Nominating Committee. Accordingly, TelVue does not have a nominating committee charter. The Board of Directors has determined not to create a standing Nominating Committee because the Board has and will continue to serve the functions of such a committee. TelVue does not have a standing compensation committee. The Chairman of the Board of Directors has served and will continue to serve the functions of such a committee. The Board of Directors consisted of Messrs. Lenfest, Carcione, Heller, Murphy and Tartar from January 2004 to September 2004 and Messrs. Lenfest, Carcione, Lawrence, Murphy and Ms. Tartar from
October 2004 to present.  Messrs. Carcione, Lawrence, Murphy and Ms.
Tartar are independent (as that term is defined by Nasdaq Rule 4200). See "Description of Director Qualifications, Nominating Process and
Shareholder Nominations" below.

Description of Director Qualifications, Nominating Process and Shareholder Nominations

	Members of TelVue's Board of Directors should meet certain minimum qualifications including being at least 21 years old and possessing (1) the ability to read and understand corporate financial statements, (2) relevant business experience and professional skills, (3) high moral character and personal and professional integrity, and (4) the willingness to commit sufficient time to attend to his or her duties and responsibilities as a director of a public corporation. In addition, the Board of Directors may consider a variety of other qualities and skills, including (i) expertise in the businesses in which TelVue and divisions may engage, (ii) the ability to exercise independent decision-making,
(iii) the absence of conflicts of interest, (iv) diversity of gender, ethnic background, and experience, and (v) the ability to work effectively with other directors in collectively serving the long-term interests of all shareholders. Nominees must also meet any applicable requirements of SEC regulations, state law, and TelVue's charter and bylaws

	The Board of Directors will annually assess the qualifications, expertise, performance and willingness to serve of existing directors. If at this time or at any other time during the year the Board of Directors determines a need to add a new director with specific qualifications or to fill a vacancy on the Board, the Chairman of the Board will then initiate the search, working with staff support and seeking input from other directors and senior management, considering nominees previously submitted by shareholders, and, if deemed necessary or appropriate, hiring a search firm. An initial slate of candidates satisfying the specific qualifications, if any, and otherwise qualifying for membership on the Board, will then be identified and presented to the Board of Directors which will then prioritize the candidates and determine if any of the members of the Board or senior management have relationships with the preferred candidates and can initiate contacts. If not, contact would be initiated by a search firm. The Chairman, CEO and at least one member of the Board of Directors will interview the prospective candidate(s). Evaluations and recommendations of the interviewers will be submitted to the Board of Directors for final evaluation. The Board of Directors will meet to consider such recommendations and to approve the final candidate; and will evaluate all nominees for director, including nominees recommended by a shareholder, on the same basis.

	The Board of Directors will consider director candidates recommended by TelVue's shareholders in accordance with the following procedures, Shareholders may make recommendations with regard to nominees for election to the Board of Directors at future annual meetings of shareholders by submitting in writing a notice, received by the Secretary of TelVue at least 60 days prior to the date on which TelVue first mailed its proxy materials for the prior year's annual meeting of shareholders, or, if TelVue did not have an annual meeting of shareholders in the prior year, 90 days prior to the date of the annual meeting. Each notice of nomination must set forth (i) the name, age, business address and, if known, residence address of each nominee, (ii) the principal occupation or employment of each such nominee, (iii) the number of shares of common stock of TelVue which are beneficially owned by each such nominee, (iv) the qualifications of such nominee for service on the Board of Directors,
(v) the name and residence address of the proposing shareholder(s), and
(vi) the number of shares of common stock owned by the proposing shareholder(s). All nominees for director, including nominees recommended by a shareholder, shall be evaluated on the same basis.

Shareholder Communications with the Board of Directors

	TelVue has established procedures for shareholders to communicate directly with the Board of Directors on a confidential basis.
Shareholders who wish to communicate with the Board or with a particular director may send a letter to the Secretary of TelVue Corporation at 16000 Horizon Way, Suite 500, Mt. Laurel, NJ 08054. The mailing envelope must contain a clear notation indicating that the enclosed letter is a "Shareholder-Board Communication" or "Shareholder-Director Communication." All such letters must identify the author as a shareholder and clearly state whether the intended recipients are all members of the Board or just certain specified individual directors. The Secretary will make copies of all such letters and circulate them to the directors addressed. To the extent that a shareholder wishes the communication to be confidential, such shareholder must clearly indicate on the envelope that the communication is "confidential." The Secretary will then forward such communication, unopened, to the Chairman of the Board of Directors.

Audit Committee Report

	The Audit Committee has reviewed and discussed TelVue's audited financial statements with management. The Audit Committee has discussed the matters required to be discussed by SAS 61 (Communication with Audit Committee) with Pressman Ciocca Smith LLP, TelVue's independent accountants.

	The Audit Committee has received written disclosures from Pressman Ciocca Smith LLP required by Independence Standards Board Standard No. 1 (which relate to the accountant's independence from TelVue) and has discussed with Pressman Ciocca Smith LLP their independence from TelVue. The Audit Committee has considered whether the provision of the foregoing services is compatible with maintaining Pressman Ciocca Smith LLP's independence.

	Based on the review and discussions referenced above, the Audit Committee recommended that TelVue's audited financial statements be included in its Annual Report on Form 10-KSB for the year ended December 31, 2004, for filing with the Securities and Exchange Commission.

         Audit Committee:
         Joy Tartar
         Robert Lawrence

Code of Ethics

	TelVue has adopted a Code of Ethics (as that term is defined in Item 406 of Regulation S-B of the regulations promulgated by the SEC) that applies to TelVue's Chief Executive Officer and Senior Financial Officers.
A copy of the Code of Ethics is available, without charge, by requesting it from the Secretary of TelVue Corporation at 16000 Horizon Way, Suite
500, Mount Laurel, NJ 08054 or by calling 1-856-273-8888. TelVue will publicly disclose any waivers or amendments to the Code of Ethics that applies to its chief executive officer and senior financial officers pursuant to the requirements of the SEC.

Executive Compensation

				SUMMARY COMPENSATION TABLE

	The following table sets forth a summary of compensation paid or accrued by TelVue for services rendered for each of the last three fiscal years by each of the named executive officers, including a significant employee.

Name and Principal Year  Annual     Bonus    Annual       Other     Options/
Position                 Salary            Commissions    Annual    SARs (#)
                                                       Compensation
-----------------------------------------------------------------------------

Frank J. Carcione   2004  $185,653     -        -      $4,641 (1)  100,000(2)
Director (3)        2003   183,546   $8,837     -       4,589 (1)     -
                    2002   171,600     -        -       4,290 (1)     -

Joseph Murphy       2004  $166,801     -        -      $4,170 (1)  150,000(2)
President and       2003   163,962   $7,894     -       4,130 (1)     -
Chief Executive     2002   154,470     -     $10,647    3,862 (1)     -
Officer (4)

Randy Gilson        2004  $111,950     -        -      $2,799 (1)  100,000(2)
Vice President      2003   112,733   $5,288     -       2,766 (1)     -
Of Technical
Services (5)


(1)	Consists of company funded contributions to TelVue's Simplified
	Pension Plan.

(2)	Represents shares of common stock granted on August 3, 2004 under
	the 1999 Stock Option Plan at a purchase price of $.025 per share.

(3)	Frank Carcione retired as President and Chief Executive Officer of
	TelVue on January 1, 2005. Pursuant to a retirement package, TelVue will pay Mr. Carcione a onetime exit bonus of $100,000, and salary during the following years of: Year 1 - $75,000, Year 2 - $60,000, Year 3 - $50,000, Year 4 - $50,000, Year 5 - $40,000. In addition
	Mr. Carcione will receive benefits in each of these years. Further details of the retirement package can be found as Exhibit 10.14 to TelVue's Annual Report on Form 10-KSB for the year ending December 31, 2004.

(4)	Joseph Murphy was appointed President and Chief Executive officer of
	TelVue on January 1, 2005.

(5)	Randy Gilson had compensation of less than $100,000 in 2002 and
	therefore no data is shown for that year.

                     OPTION GRANTS IN LAST FISCAL YEAR

      The following table sets forth information regarding the grant of stock options to the named executive officers, including a significant employee, of TelVue during the fiscal year ended December 31, 2004.

                                     Individual Grants
                                     -----------------
                                Percent of Total
                                Options Granted
Name and Principal    Options   To Employees in   Exercise    Expiration
     Position         Granted     Fiscal Year       Price       Date
-------------------------------------------------------------------------

Frank J. Carcione      100,000        15%        $.025/share   6/29/09
Director (1)

Joseph M. Murphy       150,000        23%        $.025/share   6/29/09
President and Chief
Executive Officer (2)

Randy Gilson           100,000        15%        $.025/share   6/29/09
Vice President
of Technical Services

(1)	Frank Carcione retired as President and Chief Executive Officer
	of TelVue on January 1, 2005.

(2)	Joseph Murphy was appointed President and Chief Executive officer of
	TelVue on January 1, 2005.

         AGGREGATED OPTION EXERCISES AND FISCAL YEAR END OPTION VALUES

	The following table sets forth information regarding the exercise of stock options and the value of any unexercised stock options of each of the named executive officers, including a significant employee, of TelVue during the fiscal 31, 2004.

                                              Number of         Value of
                                             Unexercised      Unexercised
                      Shares                  Options     In-The-Money Options
                    Acquired on   Value      Exercisable/    Exercisable/
    Name             Exercise    Realized  Unexercisable    Unexercisable
------------------------------------------------------------------------------

Frank J. Carcione        -          -          275,000           -  (1)
Director (2)                                 exercisable
                                                50,000         $1,000
                                            unexercisable

Joseph M. Murphy         -          -          265,000            -  (1)
President and Chief                          exercisable
Executive Officer (3)                           75,000          $1,500
                                            unexercisable

Randy Gilson             -          -          100,000            -  (1)
Vice President                               exercisable
of Technical Services                           50,000          $1,000
                                            unexercisable


(1)	Value calculated based upon the average of the bid and ask price on
	December 31, 2004, which is less than the  aggregate exercise price.

(2)	Frank Carcione retired as President and Chief Executive Officer on
	January 1, 2005.

(3)	Joseph Murphy was appointed President and Chief Executive Officer on
	January 1, 2005.

Certain Relationships and Related Transactions

	Since November 2, 1989, TelVue has funded its expansion and operating deficit from the proceeds from the sale of shares of TelVue's Common Stock and Preferred Stock to Mr. H.F. Lenfest, TelVue's majority stockholder ("Mr. Lenfest") and from borrowings from Mr. Lenfest. From November 1989 to February 1996, TelVue borrowed an aggregate of $6,128,712 from Mr. Lenfest. In addition to these borrowings, during January 1995, Mr. Lenfest purchased from Science Dynamics Corporation ("Science") TelVue's non-interest bearing note in the amount of $541,000 (the "Science Note"). On March 5, 2001, TelVue borrowed $650,000 from Mr. Lenfest to fund a portion of the Source Communications Group acquisition, at an interest rate of prime plus one percent (1%) compounded and due on or
before January 1, 2004 (the "Acquisition Note") (see below).   TelVue
repaid the Acquisition Note in its entirety in 2001 (see below). During 2003, TelVue paid to Mr. Lenfest the remaining accrued interest balance on prior borrowings in its entirety. The aggregate outstanding loan balance due to Mr. Lenfest as of the Record Date, is $541,000 in loan principal for the non-interest bearing Science Note. TelVue intends to negotiate the repayment terms of the $541,000 note with Mr. Lenfest and does not have a payment schedule in place as of the Record Date.

	On March 9, 2001, TelVue acquired substantially all of the assets of J.D. Kraengel and Associates, Inc. f/k/a Dacon Corporation d/b/a Source Communications Group ("Source") for $1.3 million (see Description of Business in the TelVue 2004 Annual Report). The assets, which consisted primarily of material contracts with equipment, software and communication service providers, were purchased for $1,000,000 in cash and $300,000 pursuant to a promissory note (the "Source Note"). The Source Note had a term of three years. Interest only was payable monthly during year one at the rate of 8% per annum. Beginning in year two, both principal and interest was payable monthly at the rate of 5.06% per annum. During the first quarter of 2004, TelVue paid the remaining balance on the Source
Note in its entirety. In the second quarter of 2004, TelVue made a decision to discontinue the operations of the Source (see Description of Business in TelVue's 2004 Annual Report).

	At December 31, 2004, TelVue was indebted to Mr. Lenfest in the principal amount of $541,000. Other related transactions are described in Notes 3, 6 and 13 of the financial statements of TelVue's 2004 Annual Report. TelVue is currently negotiating a $3,800,000 line of credit note with Mr. Lenfest.

	During the first quarter of 2004, Neil Heller, a Director of TelVue until September 2004, served as a consultant to TelVue through The Heller Group to provide a business analysis for the TVTN ("TelVue Virtual Television Networks") product and service. TelVue paid The Heller Group $50,000 for its services which were completed in the first quarter of 2004.

       SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

	Setion 16(a) of the Securities Exchange Act of 1934, as amended, requires the TelVue's officers and directors, and persons who own more than ten percent of a registered class of TelVue's equity securities, to file reports of ownership and changes in ownership with SEC. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

	Based solely on TelVue's review of such forms received by it, or written representation from certain reporting persons that no Forms 5 were required for such persons, TelVue believes that during the fiscal year ended December 31, 2004 all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with except for the late filing of a Form 3 by Robert Lawrence.

            STOCKHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING

	Stockholders intending to submit proposals to be included in TelVue's next Proxy Statement must send their proposal to the Secretary of TelVue at 16000 Horizon Way, Suite 500, Mt. Laurel, New Jersey, 08054 not later than December 29, 2005. Such proposals must relate to matters appropriate for stockholder action and be consistent with regulations of the Securities and Exchange Commission.

	Stockholders intending to present proposals at the next annual meeting of TelVue, and not intending to have such proposals included in TelVue's next Proxy Statement must send their proposal to the Secretary of TelVue at 16000 Horizon Way, Suite 500, Mt. Laurel, New Jersey, 08054 not later than March 14, 2006, If notification of a stockholder proposal is not received by the above date, TelVue may vote, in its discretion, any and all of the proxies received in its solicitation against such proposal.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

	The accounting firm of Pressman Ciocca Smith LLP served as TelVue's independent registered public accountants for the years ended December 31, 2004 and 2003, and will serve as TelVue's independent registered public accountants for the year ending December 31, 2005. A representative of Pressman Ciocca Smith LLP is expected to attend the Annual Meeting and will have the opportunity to make a statement and respond to appropriate questions of stockholders.

	The following table sets forth the aggregate fees for services rendered by Pressman Ciocca Smith LLP to TelVue for the years ended December 31, 2004 and 2003.

                             	  2004               2003
                                ----               ----

	Audit fees        	$ 44,857           $ 46,693
	Audit related fees          -                  -
	Tax fees                   8,000              7,561
	All other fees              -                  -
      				--------           --------
	Total                   $ 52,857           $ 54,254
      				========           ========

Audit Fees: These amounts include fees for professional services rendered in auditing TelVue's financial statements set forth in TelVue's Forms 10-KSB for the years ended December 31, 2004 and 2003, and the reviews of TelVue's quarterly financial statements set forth in TelVue's Forms 10-QSB in 2004 and 2003.

Tax Fees: These amounts include fees for tax consultation and tax compliance services.

Pressman Ciocca Smith LLP did not render any other services to TelVue in 2004 and 2003.

	The Audit Committee has considered and determined that the non-audit services provided by Pressman Ciocca Smith LLP in 2004 and 2003 are compatible with maintaining the auditor's independence.

	All of the 2004 services described above were approved by the Audit Committee pursuant to the SEC rule that requires audit committee pre-approval of audit and non-audit services provided by TelVue's independent auditors, to the extent that rule was applicable during fiscal year 2004. On an ongoing basis, management will communicate specific projects and categories of services for which advance approval of the Audit Committee is required. The Audit Committee will review these requests and advise management and the independent auditors if the Audit Committee pre-approves the engagement of the independent auditors for such projects and services. On a periodic basis, the independent auditors will report to the Audit Committee the actual spending for such projects and services compared to the approved amounts. The Audit Committee may delegate the ability to pre-approve audit and permitted non-audit services to a sub-committee of the Audit Committee, provided that any such pre-approvals are reported at the next Audit Committee meeting.

				OTHER INFORMATION

	A COPY OF TELVUE'S ANNUAL REPORT ON FORM 10-KSB FOR 2004 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE BY WRITING TO: PRESIDENT, TELVUE CORPORATION, 16000 HORIZON WAY, SUITE 500, MT. LAUREL, NEW JERSEY 08054.

/PAGE

Appendix

PROXY                     TELVUE CORPORATION                       PROXY

	This Proxy is Solicited on Behalf of the Board of Directors for the Annual Meeting of Stockholders on June 16, 2005

	The undersigned hereby appoints Joseph M. Murphy and Irene A. DeZwaan proxy and attorney, with full power of substitution, to vote all the shares of the Common Stock of TelVue Corporation, a Delaware corporation, which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the executive offices of TelVue Corporation located at 16000 Horizon Way, Suite 500, Mt. Laurel, NJ 08054 on June 16, 2005 at 10:00 a.m., local
	time, and any adjournment thereof upon the following matters set forth in the notice of such meeting.

	This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposal 1. By returning this proxy card, the undersigned gives the proxies discretionary authority regarding any other business which may properly come before the Annual Meeting or any adjournment or postponement thereof, and any matter incident to the conduct of the annual meeting.

1.	ELECTION OF DIRECTORS

	H.F. Lenfest, Frank J. Carcione,  Joseph M. Murphy,  Joy Tartar,
	Robert Lawrence

__	FOR all nominees listed above (except as marked to the contrary below.)

__	WITHHOLD AUTHORITY to vote for nominees listed above
      (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)


2.	IN THEIR DISCRETION, ON SUCH OTHER MATTERS INCIDENT TO THE SUBJECT
	MATTER OF THE ANNUAL MEETING AND ANY ADJOURNMENT(S) THEREOF AND MATTERS INCIDENT TO THE CONDUCT OF SUCH MEETING.


	PLEASE SIGN ON REVERSE SIDE AND RETURN IN THE ENCLOSED ENVELOPE

	Each share of common stock is entitled to 10 votes; provided, however, that persons who have been the beneficial owner of shares of common stock or less than two years or who did not acquire such shares in the course of the spin-off of the Company from Science Dynamics Corporation are entitled to only one vote per share. As provided in the Certificate of Incorporation, the Board of Directors, on written application directed to the Secretary of the Company at any time prior to the special meeting, may waive such holding period requirements and provide that shares held by such stockholder shall have 10 votes per share. Stockholders wishing to have the holding period waived may make written application to the Board of Directors by sending their request at any time prior to the annual meeting to the Secretary of the Company at TelVue Corporation, 16000 Horizon Way, Suite 500, Mt. Laurel, NJ, 08054.

	Please sign your name exactly as it is shown on the left. Corporate Officers, executors, administrators, trustees, guardians and attorneys should give their full title. All joint tenants, tenants in common, and tenants by the entirety should sign.

                           Date:,                              2005
                                -----------------------------
                                -----------------------------
                                -----------------------------
                                Signature(s) of stockholder(s)